THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Third Amendment to Loan and Security Agreement is entered into as of August 7, 2013 (this “Amendment”), by and among IDENTIVE GROUP, INC., a Delaware corporation (“Parent”), and each of the Domestic Subsidiaries listed on Schedule 1.1 hereto (together with Parent, hereinafter collectively referred to as “Borrower”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Lender”).

RECITALS

     Borrower and Lender are parties to that certain Loan and Security Agreement dated as of October 30, 2012, as amended by that certain First Amendment to Loan and Security Agreement, dated as of March 5, 2013 and as amended by that certain Second Amendment to Loan and Security Agreement, dated as of April 9, 2013 (as amended, modified or restated from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.	(a) Prepayment. Section 2.4 of the Agreement is amended and restated as follows:

2.4 Prepayment. At its option upon at least 7 business days prior notice to Lender, Borrower may prepay all, or a portion, of the outstanding Advances at any time or from time to time by paying the applicable principal balance, or portion thereof, all accrued and unpaid interest thereon, together with the applicable End of Term Charge (as calculated in Section 2.5 below which will be due and payable on the prepayment date, not over 3 installments) and prepayment charge equal to the following percentage of the Advance amount being prepaid: if such Advance amounts are prepaid in any of the first twelve (12) months following the Closing Date, 2%; after twelve (12) months but prior to twenty four (24) months, 1% (each, a “Prepayment Charge”); and thereafter, 0%. Borrower agrees that the Prepayment Charge is a reasonable calculation of Lender’s lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances.

(b) Prepayment. Section 2.5 of the Agreement is amended and restated as follows:

     2.5 End of Term Charge. Borrower shall pay Lender an end of term charge equal to five percent (5%) of the Maximum Term Loan Amount (less any End of Term Charge already paid in accordance with any partial prepayment of the Secured Obligations pursuant to Section 2.4) in three (3) equal installments on each annual anniversary date of the Closing Date beginning on October 30, 2013 (the “End of Term Charge”); provided, however, on the earliest to occur of (a) the date that Borrower prepays the outstanding Secured Obligations, or (b) the date that the Secured Obligations become due and payable, the entire amount of the remaining End of Term Charge shall be immediately due and payable to Lender. Notwithstanding the required payment dates of the End of Term Charge, the End of Term Charge shall be deemed earned by Lender as of the Closing Date.

     (c) Financial Covenants. Schedule 7.14A2 of the Agreement is amended and restated with the schedule attached to Exhibit A.

(d) Financial Covenants. A new Section 7.14(d) is hereby added to the end of Section 7.14 as follows:

7.14(d) Minimum Equity Raise. Parent and its Subsidiaries shall receive net equity proceeds from a private placement or other capital raise of at least $6,000,000 prior to during the period after July 1, 2013 but prior August 31, 2013 pursuant to documentation in form and substance reasonably acceptable to Lender.

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     2. Entire Agreement; No Waiver. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof. This Amendment does not constitute a novation.

     3. Representations and Warranties. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

     4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     5. Conditions to Amendment. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender the following:

(a)	this Amendment, duly executed by Borrower;

(b)	the execution and delivery of a warrant attached hereto as Exhibit B; and

(c)	payment of a non-refundable follow-on facility fee of $106,000 to Lender.

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IN WITNESS WHEREOF, Lender and Borrower have caused this Third Amendment to Loan and Security Agreement to be duly executed by their duly authorized officers, respectively, as of the day and year first above written.

BORROWER: IDENTIVE GROUP, INC.

Signature:	/s/ David Wear
Print Name:	David Wear
Title:	Chief Financial Officer

ACIG TECHNOLOGY CORP.

Signature:	/s/ David Wear
Print Name:	David Wear
Title:	Chief Financial Officer

HIRSCH ELECTRONICS LLC

Signature:	/s/ David Wear
Print Name:	David Wear
Title:	Chief Financial Officer

IDONDEMAND, INC.

Signature:	/s/ David Wear
Print Name:	David Wear
Title:	Chief Financial Officer

ROCKWEST TECHNOLOGY GROUP, INC.

Signature:	/s/ David Wear
Print Name:	David Wear
Title:	Chief Financial Officer

Accepted in Palo Alto, California:

LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Signature:	/s/ Ben Bang
Print Name:	Ben Bang
Title:	Senior Counsel

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